UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2005

UniFirst Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	1-8504	04-2103460
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

68 Jonspin Road, Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(978)658-8888

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On March 30, 2005, UniFirst Corporation issued a press release ("Press Release") announcing financial results for the second quarter and first half of fiscal 2005, which ended February 26, 2005. A copy of the Press Release is attached as Exhibit 99 to this Current Report and is incorporated herein by reference.

Such information, including the exhibits attached hereto, shall not be deemed filed for any purpose, including for purposes of, Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 on the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99: Press release dated March 30, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UniFirst Corporation

March 30, 2005	By:	/s/ Ronald D. Croatti

Name: Ronald D. Croatti
Title: Chairman of the Board, Chief Executive Officer and President

UniFirst Corporation

March 30, 2005	By:	/s/ John B. Bartlett

Name: John B. Bartlett
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press release of the Company dated March 30, 2005